Virtus Value Opportunities Fund,

a series of Virtus Equity Trust

Supplement dated September 1, 2009

to the Equity Funds Prospectus dated June 22, 2009

IMPORTANT NOTICE TO INVESTORS OF VIRTUS VALUE OPPORTUNITIES FUND (“THE FUND”)

1.	Effective September 15, 2009, the Fund will be renamed Virtus Quality Large-Cap Value Fund. As of that date, all references in the prospectus to the Fund’s name will read: Virtus Quality Large-Cap Value Fund.

2.	At a meeting held on August 31, 2009, shareholders of the Fund voted to replace the Fund’s current subadviser with Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), effective September 1, 2009.

Accordingly, the prospectus is hereby amended by deleting all references to Acadian Asset Management LLC. Virtus Investment Advisers, Inc. will continue to serve as the Fund’s investment adviser.

In order to reflect the investment strategies employed by the new subadviser, the Principal Investment Strategies beginning on page 20 are replaced with the following:

❖	Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations of greater than $7 billion. The fund’s policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

❖	The subadviser uses a strategy emphasizing companies that exhibit financial strength and durable earnings growth, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 20-35 securities at any given time.

❖	The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, provide funding to upgrade and improve portfolio holdings, or which are necessary to meet diversification requirements.

In order to reflect the appropriate risks associated with the investment strategies employed by the new subadviser, the disclosure entitled “Risks Related to Principal Investment Strategies” on page 20 is hereby amended by deleting the “Small and Medium Company Risk” disclosure and by adding the following:

•	Limited Number of Investments Risk—The risk that the fund is potentially more volatile due to negative conditions as compared with a fund holding a greater number of security positions.

The table entitled “Risks Related to Principal Investment Strategies” on page 22 is amended by removing the “X” indicating that “Small and Medium Company” risk disclosure applies to the Fund and by adding an “X” to indicate that the “Limited Number of Investments” disclosure applies to the Fund.

The table entitled “Additional Investment Techniques” on page 33 is amended by removing the “X” from all techniques indicated for the Fund except “Securities Lending” and by adding an “X” to indicate that “Depositary Receipts,” “Exchange Traded Funds (ETFs),” “Foreign Securities,” and “Short-Term Instruments” apply to the Fund.

The “Management of the Fund” section beginning on page 37 is amended by indicating that Kayne serves as subadviser to the Fund. Additionally, the disclosure for Kayne in the subsection “Portfolio Management” is amended by adding the following:

Richard Sherry, CFA. Mr. Sherry is the Portfolio Manager of the Value Opportunities Fund (since September 2009). Mr. Sherry is a portfolio manager for large-cap portfolios and is a Senior Research Analyst. Before joining Kayne in 1995, Mr. Sherry was an operations/marketing supervisor at the Pilgrim Asset Management. He has approximately 18 years of investment industry experience.

Investors should retain this supplement with the Prospectus for future reference.

VET 8019/ValueOpps SA&Strat&NameChanges (9/09)

Virtus Value Opportunities Fund,

a series of Virtus Equity Trust

Supplement dated September 1, 2009 to the Virtus Equity Trust

Statement of Additional Information (“SAI”) dated June 22, 2009

IMPORTANT NOTICE TO INVESTORS OF VIRTUS VALUE OPPORTUNITIES FUND (“THE FUND”)

1.	Effective September 15, 2009, the Fund will be renamed Virtus Quality Large-Cap Value Fund. As of that date, all references in the SAI to the Fund’s name will read: Virtus Quality Large-Cap Value Fund.

2.	At a meeting held on August 31, 2009, shareholders of the Fund voted to replace the Fund’s current subadviser with Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), effective September 1, 2009.

Accordingly, the SAI is hereby amended by deleting all references to Acadian Asset Management LLC. Virtus Investment Advisers, Inc. will continue to serve as the Fund’s investment adviser.

The “Services of the Adviser and Subadvisers” section beginning on page 37 is amended by indicating that Kayne serves as subadviser to the Fund.

Investors should retain this supplement with the SAI for future reference.

VET 8019B/ValueOpps SA&Strat&NameChanges (9/09)